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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 1997

                               1st Bergen Bancorp
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-27686                   22-3409845
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

 250 Valley Boulevard, Wood-Ridge, New Jersey                     07075
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (201) 939-3400

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Item 5. Other.

      The Registrant issued a press release on April 21, 1997 announcing that its Board of Directors has adopted a stock buyback program pursuant to which the Registrant will repurchase 5% of its outstanding common stock in open market purchases or privately negotiated transactions.

Item 7. Exhibits.

      The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                   Description
-----------                   -----------
    99                        Press Release dated April 21, 1997.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             1ST BERGEN BANCORP
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                                               (Registrant)


Dated:  April 24, 1997                    By: /s/ ALBERT E. GOSSWEILER
                                              ------------------------------
                                                  Albert E. Gossweiler,
                                                  Executive Vice President
                                                  and Chief Financial
                                                  Officer


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                                 EXHIBIT INDEX

                          CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                               Page No.
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  99              Press Release dated April                    5
                  21, 1997.


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